SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)  March 15, 2004
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                           LEVCOR INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



            0-50186                                06-0842701
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     (Commission File Number)          (IRS Employer Identification Number)



                  462 Seventh Avenue, New York, New York 10018
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                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (212) 354-8500
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ITEM 5.  OTHER EVENTS.

         On March 15, 2004, Levcor International, Inc. issued a press release announcing that it recorded a charge to fiscal 2003 earnings to reflect the impairment of goodwill associated with its Textile division. The entire text of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits:

             Exhibit No.                Description
             -----------                -----------

               99.1                     Press Release dated March 15, 2004.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       LEVCOR INTERNATIONAL, INC.


Date:    March 17, 2004                By: /s/ ROBERT A. LEVINSON
                                           -------------------------------------
                                       Name:  Robert A. Levinson
                                       Title: Chairman, President and
                                              Chief Executive Officer



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

                                  Exhibit Index

Exhibit No.          Item

99.1                 Press Release dated March 15, 2004.






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